Exhibit 10.1

                              LETTER OF AGREEMENT

This is a Letter of Agreement between Biomune Systems, Inc. (the "Company") and Dr. Allan H. Barker ("Consultant") effective as of June 3, 1997.

CONSULTING DUTIES

Consultant has performed services for the Company which includes but are not limited to the following:

A.     Designed and reviewed protocols for clinical trials.
B.     Reviewed research data the Company receives from various Universities.
C.     Designed and reviewed information regarding IND's.
D.     Various communication with the FDA.

COMPENSATION

Consultant will be compensated as follows:

     a.     90,000 free-trading shares of the Company's Common Stock.

The above description of duties and compensation are agreed to by the undersigned.

Biomune Systems, Inc.

By: /s/ Michael G. Acton            /S/  Allan H. Barker
----------------------------        --------------------------
Michael G. Acton                    Allan H. Barker
Its: Chief Financial Officer
     and Controller

June 2, 1997                        June 2, 1997
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   Date                                Date